                                                                   Exhibit 10.2

--------------------------------------------------------------------------------
                  ADDENDUM NO. 1 TO CONTRIBUTION AGREEMENTS
--------------------------------------------------------------------------------

This Addendum, dated as of August 29, 1997, is being executed by and among:

     a)   MHC OPERATING LIMITED PARTNERSHIP ("MHC");

     b)   MOBILEPARKS WEST ("MPW");

     c) JAMES L. ELLIOTT, in his capacity as Trustee of the Liquidating Trusts (as defined below); and

     d) each of the limited partnerships or joint ventures named below (individually, an "Affiliated Partnership", and, collectively, the "Affiliated Partnerships"):

              ---------------------------------------------------
              All Seasons Mobilehome Community
              The Bluffs Mobilehome Community (d/b/a Shadowbrook) Coralwood Mobilehome Community
              Eugene Mobilepark West (d/b/a Falconwood Village) Fairview Mobilepark West (d/b/a Quail Hollow)
              Four Seasons Mobilehome Community
              Kloshe Illahee Mobilehome Community
              Monte del Lago Mobilehome Community
              Royal Oaks Mobilehome Community
              San Jose Mobilepark West #2
              San Jose Mobilepark West #3
              San Jose Mobilepark West #4
              Sea Oaks Mobilehome Community
              The Sedona Venture
              Sunshadow Mobilehome Community
              Villa Borega Mobilehome Community
              Westwood Village Mobilehome Community
              ---------------------------------------------------

FOR  VALUABLE CONSIDERATION, the parties agree as follows:

1. PURPOSE AND INTENT. This Addendum shall supplement and amend the following:

     a) that certain Contribution Agreement (the "MPW Contribution Agreement") dated as of August 25, 1997, by and between MPW and MHC; and

     b)   those certain seventeen (17) Contribution Agreements
          (individually, an "AP Contribution Agreement" and, collectively, the "AP Contribution Agreements"), each dated as of August 25, 1997, and one each by and between MHC on the one hand and each of the Affiliated Partnerships, on the other hand.

2.   DEFINITIONS.

     a) IN GENERAL. Capitalized terms which are not otherwise defined in this Addendum shall have the meanings attributed to them in the MPW Contribution Agreement.

     b) PARTNERSHIPS. As used herein, the term "Partnership" means, as the context requires, MPW or any of the Affiliated Partnerships and the term "Partnerships" shall mean MPW and each of the Affiliated Partnerships.

     c)   CONTRIBUTION AGREEMENTS.  As used herein, the term
          "Contribution Agreement" means, as the context requires, the MPW Contribution Agreement or any of the AP Contribution Agreement and the term "Contribution Agreements" means the MPW Contribution Agreement and each of the AP Contribution Agreements.

     d)   LIQUIDATING TRUST AGREEMENT.  As used herein, the term
          "Liquidating Trust Agreement" shall mean the Liquidating Trust Agreement for a Partnership dated as of August 25, 1997, between James Elliott, as Trustee, and such Partnership.

     e)   LIQUIDATING TRUST.  As used herein, the term "Liquidating
          Trust" shall mean the Liquidating Trust for a Partnership created pursuant to the Liquidating Trust Agreement for such Partnership.

     f) TRUSTEE. As used herein, the term "Trustee" means James L. Elliott in his capacity as the Trustee of each of the Liquidating Trusts.

     g) ESCROW. As used herein, the term "Escrow" means the escrow with First American Title Insurance Company established pursuant to the provisions of the Contribution Agreements.

3. SECTION 2.4 OF THE CONTRIBUTION AGREEMENTS. The definition of the term "Market Price" as set forth in Section 2.4 of the MPW Contribution Agreement and the corresponding definition in the AP Contribution Agreements and as used in this Addendum shall be amended to mean $23.625 per OP Unit.

4.   CLOSING PROCEDURE.

     a) FIRST BOOK ENTRIES. At the Closing, MHC will make separate book entries in its partnership records (individually, a "First Book Entry" and collectively, the "First Book Entries") for each Partnership showing such Partnership as the owner of that number of OP Units reflected in the appropriate closing statement for such Partnership attached to this Addendum as EXHIBIT A (and incorporated herein by this reference). For any Partnership, this number of OP Units (the "Initial OP Units") is the gross number of OP Units issuable to such Partnership under the relevant Contribution Agreement, reduced by the following:

          i) as provided in the relevant Contribution Agreement, the number of OP Units equal in value (when valued at the Market Value) to the amount of any Mortgage Loan against the property contributed by such Partnership to MHC pursuant to the provisions of the relevant Contribution Agreement, and

          ii) the number of OP Units redeemed by MHC (at the Market Value) to provide such Partnership sufficient cash to pay its share of the closing costs, prorations and other charges under the relevant Contribution Agreement.

     b) SECOND BOOK ENTRIES. At the Closing, and immediately after making the First Book Entry, each Partnership shall, and hereby does, assign and transfer to the Trustee of the Liquidating Trust for such Partnership the Initial OP Units of such Partnership and MHC will make a book entry in its partnership records (individually, a "Second Book Entry" and collectively, the "Second Book Entries") showing the Trustee of the Liquidating Trust for such Partnership as the owner of the Initial OP Units for such Partnership.

     c) THIRD BOOK ENTRIES AND SURRENDER FOR CASH. At the Closing, and immediately after making the Second Book Entries, for each Liquidating Trust:

          i) the Trustee shall, and hereby does, assign and convey to MHC, in redemption, that number of OP Units (the "Cash Surrender OP Units") which are to be converted into cash pursuant to elections of beneficiaries of such Liquidating Trust made pursuant to the provisions of the relevant Contribution Agreement (in the aggregate, the "Beneficiaries' Cash");

          ii)  MHC shall pay to the Trustee of such Liquidating
               Trust, at the Closing and through the Escrow, the Beneficiaries' Cash, and

          iii) In cancellation of the Second Book Entries, MHC will make a book entry in its partnership records (individually, a "Third Book Entry" and collectively, the "Third Book Entries") showing the Trustee of such Liquidating Trust as the owner of that number of OP Units equal to the Initial OP Units issued to the Trustee for such Liquidating Trust, reduced by the Cash Surrender OP Units (such net amount for any Partnership being referred to as the "Net OP Units").

5.   EXCHANGES OF OP UNITS FOR OP UNIT CERTIFICATES AND INSTALLMENT NOTES.

     a)   IN GENERAL.  Under the Contribution Agreements:

          i) MHC is to issue and deliver to the Trustee certain certificates for OP Units and Installment Notes for distributions to the beneficiaries of the Liquidating Trusts; and

          ii) MHC is to issue and deliver to the Trustee certain certificates for OP Units and Installment Notes for holding in reserves to be established under the Contribution Agreements and the Liquidating Trust Agreements.

          The exchanges necessary to accomplish the following will be made at, or in due course after, the Closing. The following provisions of this Section are intended to set forth the understandings of the parties regarding such exchanges.

          In the event that the exchanges are not accomplished at the Closing, then (x) 2.5% of the consideration, in whatever form, held by the Trustee for any Partnership shall be deemed to be a part of the "Holdback Reserve" under the relevant Contribution Agreement and Liquidating Trust Agreement, and (y) 2.5% of the consideration, in whatever form, held by the Trustee for any Partnership shall be deemed to be a part of the "Secondary Reserve" under the relevant Contribution Agreement and Liquidating Trust Agreement.

     b)   95% OF THE OP UNITS.  At, or in due course after the Closing
          (and within the time constraints set forth in the Contribution Agreements), and in cancellation of the book entry for 95% of the portion of the Net OP Units which are allocable to the beneficiaries of any Liquidating Trust who have properly elected to receive (and who are qualified to receive) OP Units, MHC will deliver to the Trustee of each Liquidating Trust a separate certificate for each beneficiary of such Liquidating Trust representing 95% of such portion of the Net OP Units issued to such Liquidating Trust which are allocable to such beneficiary. (It is understood and agreed that the certificate for OP Units for any beneficiary under any Liquidating Trust who is also a beneficiary under any other Liquidating Trust will be a consolidated certificate dated August 29, 1997, for the aggregate number of OP Units allocable to such beneficiary from each Liquidating Trust.)

     c)   5% OF THE OP UNITS.  At, or in due course after the Closing
          (and within the time constraints set forth in the Contribution Agreements), and in cancellation of the book entry for 5% of the portion of the Net OP Units which are allocable to the beneficiaries of any Liquidating Trust who have properly elected to receive (and who are qualified to receive) OP Units, MHC will issue and deliver to the Trustee of each of the Liquidating Trust a single certificate for each Liquidating Trust representing 5% of such portion of the Net OP Units issued to such Liquidating Trust. These OP Units represent the OP Units to be held by the Trustee in the "Holdback Reserves" and the "Secondary Reserves" (as defined in the Liquidating Trust Agreements). Upon final distributions of the "Holdback Reserves" and the "Secondary Reserves, MHC will reissue and transfer any OP Units remaining in the "Holdback Reserves" and the "Secondary Reserves" to the beneficiaries of the Liquidating Trusts who are legally entitled to receive such OP Units (pursuant to the Contribution Agreements) and will issue to each such beneficiary a certificate evidencing such beneficiary's ownership of such OP Units. (It is understood and agreed that the certificate for OP Units for any beneficiary under any Liquidating Trust who is also a beneficiary under any other Liquidating Trust will be a consolidated certificate for the aggregate number of OP Units allocable to such beneficiary from each Liquidating Trust.)

     d)   95% OF THE INSTALLMENT NOTES.  In due course after the Closing
          (and within the time constraints set forth in the Contribution Agreements), and in cancellation of the book entry for 95% of the portion of the Net OP Units which are allocable to the beneficiaries of any Liquidating Trust who have properly elected to receive Installment Notes, MHC will deliver to the Trustee of each Liquidating Trusts separate Installment Notes representing, in the aggregate, 95% of such portion of the Net OP Units issued to such Liquidating Trust. The Installment Notes so delivered shall take the proper forms (i.e., "interest only" or "amortizing") as elected by the beneficiaries. Such Installment Notes will be issued to such beneficiaries in the ratios set forth in the Election Forms executed by such beneficiaries pursuant to the provisions of the relevant Contribution Agreement. (It is understood and agreed that the Installment Note for any beneficiary under any Liquidating Trust who is also a beneficiary under any other Liquidating Trust will be a single consolidated Installment Note for the aggregate amount of the Installment Notes allocable to such beneficiary from each Liquidating Trust or two consolidated Installment Notes if such beneficiary has elected each form of Installment Note.) All of the Installment Notes issued under this Section will be dated as of August 29, 1997 and will bear interest from that date.

     e)   5% OF THE INSTALLMENT NOTES.  In due course after the
          Closing (and within the time constraints set forth in the Contribution Agreements), and in cancellation of the book entry for 5% of the portion of the Net OP Units which are allocable to the beneficiaries of any Liquidating Trust who have properly elected to receive (and who are qualified to receive) Installment Notes, MHC will issue and deliver to the Trustee of each of the Liquidating Trusts a single "interest-only" Installment Note and a sinlge "amortizing" Installment Note (as appropriate) for each Liquidating Trust representing 5% of such portion of the Net OP Units issued to such Liquidating Trust. These Installment Notes represent the Installment Notes to be held by the Trustee in the "Holdback Reserves" and the "Secondary Reserves" (as defined in the Liquidating Trust Agreements). Upon final distributions of the "Holdback Reserves" and the "Secondary Reserves" , MHC will reissue and transfer any principal balance and accrued but unpaid interest under Installment Notes remaining in the "Holdback Reserves" and the "Secondary Reserves" to the beneficiaries of the Liquidating Trusts who are legally entitled to receive such Installment Notes (pursuant to the Contribution Agreements). Each such beneficiary will receive a separate Installment Note for such beneficiary's allocable portion of the remainder; provided, however, it is understood and agreed that the Installment Note for any beneficiary under any Liquidating Trust who is also a beneficiary under any other Liquidating Trust will be a single consolidated Installment Note for the aggregate amount of the Installment Notes allocable to such beneficiary from each Liquidating Trust or two consolidated Installment Notes if such beneficiary has elected each form of Installment Note. All of the Installment Notes issued under this Section will be dated as of August 29, 1997 and will bear interest from that date.

6.   SCHEDULE 1 RESERVES FOR SAN JOSE MOBILEPARK WEST #1.  As provided in
     Schedule 1 of the Liquidating Trust for MPW, MHC is to issue to the Trustee of the MPW Liquidating Trust certain OP Units, Installment Notes and cash pursuant to the provisions of the Offers to Purchase Interests in San Jose Mobileparks West #1 (the "Offers") extended by MHC to the holders of joint venture interests in San Jose Mobilepark West J#1 (other than MPW). Such OP Units, Installment Notes and cash are to be held by the Trustee in the "Schedule 1 Holdback Reserve" and the "Schedule 1 Secondary Reserve" (as defined in Schedule 1 to the MPW Liquidating Trust Agreement). Upon final distributions of the "Schedule 1 Holdback Reserves" and the "Secondary Reserves, MHC will:

     a) reissue and transfer any OP Units remaining in the "Schedule 1 Holdback Reserve" and the "Schedule 1 Secondary Reserve" to the former partners of San Jose Mobilepark West #1 who are legally entitled to receive such OP Units (pursuant to the Offers)and will issue to each such former partner a certificate evidencing such former partner's ownership of such OP Units; and

     b) reissue and transfer any Installment Notes remaining in the "Schedule 1 Holdback Reserve" and the "Schedule 1 Secondary Reserve" to the former partners of San Jose Mobilepark West #1 who are legally entitled to receive such Installment Notes (pursuant to the Offers).

7. EXCHANGES OF OP UNITS. MHC agrees that, from time to time (but not more frequently than quarterly), upon request of the Trustee of any Liquidating Trust, MHC will redeem OP Units to enable the Trustee to pay obligations under the Liquidating Trust Agreements. Such redemptions will be made at the "Exchange Price" as defined below. Notwithstanding the foregoing to the contrary, MHC will not be required to redeem any such OP Units if so doing would be in violation of any applicable state or federal securities laws. As used herein, the term "Exchange Price" means the closing trading price of the Common Stock of MHC REIT on the trading day preceding the day of redemption.

8.   SAN JOSE #2, #3 AND #4.

     a)   JOINT VENTURES.  San Jose Mobile Park West #2 ("SJ-2"), San
          Jose Mobilepark West #3 ("SJ-3") and San Jose Mobilepark West #4 ("SJ-4") are California joint ventures.

     b) RECORD OWNERSHIP. Record ownership of the ground leases (the "Ground Leases") for the real property on which the Communities operated by SJ-2, SJ-3 and SJ-4 the Joint Ventures are located is held by the joint venturers of SJ-2, SJ-3 and SJ-4, respectively, as tenants-in-common, rather than in the names of SJ-2, SJ-3 and SJ-4.

     c) MISSING CONVEYANCE DOCUMENTS. Not all of such joint venturers in SJ-2, SJ-3 and SJ-4 have delivered all of the required documents of conveyance (the "Conveyance Documents") in favor of MHC for their interests in the relevant Ground Leases. Attached hereto as EXHIBIT B (and incorporated herein by this reference) is a listing of:

          i) the names of those joint venturers in SJ-2, SJ-3 and SJ-4 who have not delivered the required Conveyance Documents (the "Non-Conveying Joint Venturers");

          ii) the Conveyance Documents required of each Non-Conveying Joint Venturer;

          iii) the percentage interests in the relevant Ground
               Leases held by each Non-Conveying Joint Venturer (the "Missing Percentages"); and

          iv) the number of OP Units allocable to the interest of each Non-Conveying Joint Venturer.

     d)   DELIVERY OF CONSIDERATION.  Notwithstanding the Missing
          Percentages, MHC has agreed to deliver to SJ-2, SJ-3 and SJ-4, at the Closing, the total number of OP Units issuable under the Contribution Agreements for SJ-2, SJ-3 and SJ-4. In consideration of MHC's agreement to deliver such OP Units despite the Missing Percentages, each of SJ-2, SJ-3 and SJ-4 agrees as follows:

          i) SPECIAL HOLDBACK. Notwithstanding anything to the contrary contained in the Liquidating Trust Agreements for SJ-2, SJ-3 and SJ-4 or in the AP Contribution Agreement for SJ-2, SJ-3 and SJ-4, each of SJ-2, SJ-3 and SJ-4 and the Trustee for the Liquidating Trusts for SJ-2, SJ-3 and SJ-4, agrees that, the consideration allocable to each Non-Conveying Joint Venturer, whether in the form of OP Units, cash or Installment Notes, together with any interest or distributions thereon (collectively, the "Allocable Consideration") which would otherwise be distributable to such Non-Conveying Joint Venturer (under this Addendum, under the relevant Liquidating Trust Agreement or otherwise) shall be held in the appropriate Liquidating Trust (and not distributed to or for the benefit of such Non-Conveying Joint Venturer) until such time, if ever, as:

               a)   the Conveyance Documents for such
                    Non-Conveying Joint Venturer are delivered to MHC, or

               b)   the interest of such Non-Conveying
                    Joint Venturer in the Ground Lease is otherwise conveyed to MHC.

          ii)  BEST EFFORTS.  Through and including Tuesday,
               September 16, 1997:

               a)   SJ#2 shall use its best efforts to
                    obtain and deliver the Conveyance Documents from those of the Non-Conveying Joint Venturers who are joint venturers in SJ#2.

               b) SJ#3 shall use its best efforts to obtain the Conveyance Documents from those of the Non-Conveying Joint Venturers who are joint venturers in SJ#3.

               c)   SJ#4 shall use its best efforts to
                    obtain the Conveyance Documents from those of the Non-Conveying Joint Venturers who are joint venturers in SJ#4.

          iii) ARBITRATION. In the event that, by the close of business on Tuesday, September 16, 1997, any of the Conveyance Documents have not been obtained and delivered from any Non-Conveying Joint Venturer, SJ-2, SJ-3 or SJ-4, as appropriate, shall, at its sole cost and expense, promptly commence, and diligently prosecute to completion an arbitration action under the relevant joint venture agreement to compel such Non-Conveying Joint Venturer to deliver such Conveyance Documents. MHC shall have the right, at its sole cost and expense, to observe and (at MHC's election) to participate in any and all arbitration proceedings.

           iv) LITIGATION. In the event that SJ#2, SJ#3 or SJ#4 is unsuccessful in any arbitration under the proceeding section, and should MHC elect to commence litigation against the relevant Non-Conveying Joint Venturer:

               a)   to attempt to compel the delivery of
                    the relevant Conveyance Documents, or

               b)   to partition the leasehold estate under
                    the relevant Ground Lease,

               then SJ#2, SJ#3 or SJ#4, as appropriate, shall defend, indemnify and hold harmless MHC and its affiliates from all claims, actions, causes of action, damages, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in such litigation. In the event that MHC is unsuccessful in any such litigation, the Trustee for the relevant Liquidating Trust shall immediately return to MHC the relevant Allocable Consideration.

          v) TITLE AND RECORDING FEES. The costs for recording any Conveyance Documents and for an appropriate update or endorsement to the title insurance policy issued to MHC for the relevant Community showing ownership of the relevant Missing Percentage vested in MHC (subject only to exceptions included in the original title insurance policy and any exceptions first arising after the date and time of the Closing) shall be paid by the Trustee for the relevant Liquidating Trust.

          vi) RETURN OF ALLOCABLE CONSIDERATION. At any time after Tuesday, September 16, 1997, MHC may instruct SJ#2, SJ#3 or SJ#4, as appropriate, that it no longer desires (a) to require SJ#2, SJ#3 or SJ#4, as appropriate, to pursue the arbitration referred to above or (b) to pursue, on its own behalf, the litigation referred to above. In such a case, the Trustee for the relevant Liquidating Trust shall immediately return to MHC the Allocable Consideration.

          vii) LIMITATION ON OBLIGATIONS. This section sets for the entire obligations of SJ#2, SJ#3 and SJ#4 with respect to the failure to deliver the Conveyance Documents from the Non-Conveying Joint Venturers.

9. TRUSTEE LIABILITY. The parties hereto acknowledge and agree that, so long as the Trustee performs his obligations under this Addendum in good faith, he shall have no personal liability (beyond the assets of the relevant Liquidating Trust) for any matters arising under or in connection with this Addendum or the performance of his duties hereunder.

10. COUNTERPARTS AND FACSIMILES. This Addendum may be executed in counterparts and facsimile signatures to this Addendum shall be as effective as original signatures.

11. RATIFICATION. As supplemented by this Addendum, each of the parties hereto ratifies and confirms the terms and provisions of the Contribution Agreements.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of August 25, 1997.

================================================================================
ALL SEASONS MOBILEHOME COMMUNITY, a California limited partnership
THE BLUFFS MOBILEHOME COMMUNITY, a California limited partnership
CORALWOOD MOBILEHOME COMMUNITY, a California limited partnership
EUGENE MOBILEPARK WEST, a California limited partnership
FAIRVIEW MOBILEPARK WEST, a California joint venture
FOUR SEASONS MOBILEHOME COMMUNITY, a California limited partnership
KLOSHE ILLAHEE MOBILEHOME COMMUNITY, a California limited partnership
MONTE DEL LAGO MOBILEHOME COMMUNITY, a California limited partnership
ROYAL OAKS MOBILEHOME COMMUNITY, a California limited partnership
SAN JOSE MOBILEPARK WEST #2, a California joint venture
SAN JOSE MOBILEPARK WEST #3, a California joint venture
SAN JOSE MOBILEPARK WEST #4, a California joint venture
SEA OAKS MOBILEHOME COMMUNITY, a California joint venture
THE SEDONA VENTURE, a California limited partnership
SUNSHADOW MOBILEHOME COMMUNITY, a California limited partnership
WESTWOOD VILLAGE MOBILEHOME COMMUNITY, a California limited partnership
VILLA BOREGA MOBILEHOME COMMUNITY, a California limited partnership



BY: MOBILEPARKS WEST, a California limited partnership, a general partner in each of the above limited partnership or joint ventures, for and on behalf of each of the above limited partnerships or joint ventures

     By:  Western Mobileparks, Inc.,
          General Partner

              By
                 -----------------------
                 Roger Howard, President

     By:  Third Partner, Inc.,
          General Partner

              By
                 -----------------------
                 Joe Sperske, Secretary
--------------------------------------------------------------------------------

MOBILEPARKS WEST, a California limited      MHC OPERATING LIMITED PARTNERSHIP,
partnership                                 an Illinois limited partnership

By:  Western Mobileparks, Inc.,             By:  Manufactured Homes Communities,
     General Partner                             Inc., General Partner

          By                                     By
             -----------------------                --------------------------
             Roger Howard, President             Its
                                                    --------------------------
By:  Third Partner, Inc.,
     General Partner

          By
             ----------------------
             Joe Sperske, Secretary
--------------------------------------------------------------------------------


------------------------------------------------
James L. Elliott, in his capacity as the Trustee
of each of the Liquidating Trusts
================================================

                                  EXHIBIT A

                              CLOSING STATEMENTS

                                  EXHIBIT B


==================================================
JOINT VENTURE  JOINT VENTURER   MISSING PERCENTAGE
-------------  --------------   ------------------
--------------------------------------------------
San Jose #2    Leo Woods               2.0%
--------------------------------------------------
San Jose #2    Laurence Snow           5.0%
--------------------------------------------------
San Jose #3    Lydia McCain            5.0%
--------------------------------------------------
San Jose #4    Dale McBrier            3.0%
--------------------------------------------------
San Jose #4    Fred P. McBrier         3.0%
--------------------------------------------------
San Jose #4    Wayne Garcia            1.7%
--------------------------------------------------
San Jose #4    Gary Garcia
--------------------------------------------------
San Jose #4    Karen Maldanado
--------------------------------------------------

======================================================================================================
CONVEYANCE DOCUMENTS                                                                 WITHHELD OP UNITS
--------------------                                                                 -----------------
------------------------------------------------------------------------------------------------------
Spousal Consent or Spousal Power of Attorney                                                     4,212
------------------------------------------------------------------------------------------------------
Power of Attorney or Assignment, FIRPTA Affidavit and Transfer Tax Affidavit                     7,370
------------------------------------------------------------------------------------------------------
Power of Attorney or Assignment, FIRPTA Affidavit and Transfer Tax Affidavit                    11,768
------------------------------------------------------------------------------------------------------
Spousal Consent or Spousal Power of Attorney                                                     6,278
------------------------------------------------------------------------------------------------------
Spousal Consent or Spousal Power of Attorney                                                     6,278
------------------------------------------------------------------------------------------------------
1. Power of Attorney or Assignment, FIRPTA Affidavit and Transfer Tax Affidavit                  1,421

2. Spousal Consent or Spousal Power of Attorney, if married
------------------------------------------------------------------------------------------------------
1. Power of Attorney or Assignment, FIRPTA Affidavit and Transfer Tax Affidavit                  1,421

2. Spousal Consent or Spousal Power of Attorney, if married
------------------------------------------------------------------------------------------------------
1. Power of Attorney or Assignment, FIRPTA Affidavit and Transfer Tax Affidavit                  1,421

2. Spousal Consent or Spousal Power of Attorney, if married
======================================================================================================